Exhibit 10.66

OMB Approval 0990-0115

1. THIS CONTRACT IS A RATED ORDER	RATING	PAGE OF PAGES
AWARD/CONTRACT	UNDER DPAS (15 CFR 350)	N/A	1	45

2. CONTRACT (Proc. Inst. Ident.) NO. HHSN272200800063C	3. EFFECTIVE DATE September 30, 2008	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. 750904

5. ISSUED BY	CODE	6. ADMINISTERED BY (If other than Item 6)	CODE
Office of Acquisitions, DEA National Institute of Allergy and Infectious Diseases National Institutes of Health, DHHS 6700-B Rockledge Dr., Room 3214, MSC 7612 Bethesda, Maryland 20892-7612	AIDS RCB RFP NUMBER: NIH-NIAID-DAIDS-BAA-08-16 NIAID Contract # N01-AI-80063

7. NAME AND ADDRESS OF CONTRACTOR (No. street, county, state and ZIP Code)	8. DELIVERY
☐ FOB ORIGIN	☒ OTHER (See below) FOB Destination

VGX Pharmaceuticals, Inc.	VIN#1150944	9. DISCOUNT FOR PROMPT PAYMENT
450 Sentry Parkway East	N/A
Blue Bell, Pennsylvania 19422
10. SUBMIT INVOICES	ITEM

CODE	FACILITY CODE	ADDRESS SHOWN IN:	Art. G.3.

11. SHIP TO/MARK FOR	CODE	N/A	12. PAYMENT WILL BE MADE BY	CODE	N/A

Article F.1.	See Article G.3.

13. AUTHORITY FOR USING OTHER FULL AND OPEN COMPETITION:	14. ACCOUNTING AND APPROPRIATION DATA
TIN# 51-0404886	SOC 25.55	DUNS 063784784
☐ 10 U.S.C. 2304(c)( )	☐ 41 U.S.C. 253(c)( )	CAN 8-8470035	$4,663,588

15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT

Title: HIV Vaccine Design and Development Teams project Entitled “Development of Improved DNA Vaccines and Electroporation Delivery Devices for HIV Prophylactic HIV Vaccines”

Period:  September 30, 2008 through September 29, 2015

Contract Type: Cost Reimbursement with Options (Completion)

				FY 08 Base FY 09 Option FY 10 Option FY 11 Option FY 12 Option FY 14 Option FY 15 Option	$4,663,588 $6,573,776 $5,258,144 $2,717,534 $2,056,112 $1,193,230 $1,132,465
		15G. TOTAL AMOUNT OF CONTRACT			$23,594,849

16. TABLE OF CONTENTS

☒	SEC.	DESCRIPTION	PAGE(S)	☒	SEC.	DESCRIPTION	PAGE(S)
PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	1	☒	I	CONTRACT CLAUSES	35
☒	B	SUPPLIES OR SERVICES AND PRICE/COST	4	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	12	☒	J	LIST OF ATTACHMENTS	44
☒	D	PACKAGING AND MARKING	17	PART IV - REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	18	☒	K	REPRESENTATIONS, CERTIFICATIONS AND	45
☒	F	DELIVERIES OR PERFORMANCE	19			OTHER STATEMENTS OF OFFERORS
☒	G	CONTRACT ADMINISTRATION DATA	22	☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	26	☐	M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.  ☒ CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return            copies to issuing office.)  Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein.  The rights and obligations of the parties to this contract shall be subject to and governed by the following documents:  (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein.  (Attachments are listed herein.)

18.  ☐ AWARD  (Contractor is not required to sign this document.)  Your offer on Solicitation Number                                            , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets.  This award consummates the contract which consists of the following documents:  (a) the Government’s solicitation and your offer, and (b) this award/contract.  No further contractual document is necessary.

19A. NAME AND TITLE OF SIGNER (Type or print)		20A. NAME OF CONTRACTING OFFICER
NIRANJAN Y. SARDESAI, SR. VP, R&D		Eileen D. Webster-Cissel Contracting Officer, Office of Acquisitions, DEA, NIAID, NIH, DHHS

19B. NAME OF CONTRACTOR	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA		20C. DATE SIGNED

	9/25/08			9/26/08
	VGX Pharmaceuticals, Inc. /S/Niranjan Y. Sardesai	BY	/s/ Eileen D. Webster-Cissel
	(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-8069	26-107	STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE	Computer Generated	Prescribed by GSA
FAR (48 CFR) 53.214(a)